SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 5, 2002

Most Home Corp.
(Exact name of Registrant as specified in its charter)

Nevada (State of Incorporation)	0-29067 (Commission File No.)	98-0173359 (I.R.S. Employer Identification No.)

Suite 100 - 11491 Kingston Street
Maple Ridge, British Columbia, Canada V2X 0Y6
(604) 460-7634
(Address and telephone number of principal executive offices, including Zip Code)

20145 Stewart Crescent, Suite 101,
Maple Ridge, British Columbia, Canada V2X 0T6
(Former address)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On December 5, 2002, the Company issued a press release announcing its operating results for the first quarter ended October 31, 2002. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.
Exhibit No.	Description of Exhibit
99.1	Press Release dated December 5, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2002

MOST HOME CORP.

By: /s/  Scott Munro
Scott Munro, Principal Financial
and Accounting Officer